UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2004

                            FIRST SOUTH BANCORP, INC.

             (Exact Name of Registrant as Specified in its Charter)

          Virginia                  0-22219                     56-1999749
----------------------------      -----------               -------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)              Identification No.)

                1311 Carolina Avenue, Washington, North Carolina
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (252)-946-4178
                                 --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 19, 2004, First South Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the quarter ended September 30, 2004 and the nine months ended September 30, 2004. A copy of the press release dated October 19, 2004 is attached to this Report as an exhibit (Exhibit 99.1) and is furnished herewith.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)      Not applicable
  (b)      Not applicable
  (c)      The following exhibit is filed herewith:

              EXHIBIT 99.1 - PRESS RELEASE DATED OCTOBER 19, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                         FIRST SOUTH BANCORP, INC.
                                         (Registrant)


Date: October 19, 2004                   By: /s/ William L. Wall
                                             -----------------------------------
                                             William L. Wall
                                             Executive Vice President
                                             Chief Financial Officer and
                                             Secretary